SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2000

                                   CREE, INC.
             (Exact name of registrant as specified in its charter)

     North Carolina               34-21154                   56-1572719
     (State or other       (Commission File No.)          I.R.S. Employer
      jurisdiction                                     Identification Number
    of incorporation)

                4600 Silicon Drive, Durham, North Carolina 27703
                    (Address of principal executive offices)

                                (919) 313-5300
             (Registrant's telephone number, including area code)

                               CREE RESEARCH, INC.
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On January 3, 2000, Cree, Inc. (the "Company") issued a press release regarding its financial results for the period ended December 26, 1999. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein. Separately, the Company announced that its name changed from "Cree Research, Inc." to "Cree, Inc." effective January 1, 2000.

Item 7.

 (c)   Exhibits

       Exhibit No.           Description of Exhibit
       -----------           ----------------------

         99.01               Press release dated January 3, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREE, INC.

                                   By:  /s/ Cynthia B. Merrell
                                       ----------------------------------------
Dated: January 3, 2000                 Cynthia B. Merrell
                                       Chief Financial Officer

                                  EXHIBIT INDEX


      Exhibit No.           Description of Exhibit
      -----------           ----------------------

        99.01               Press release dated January 3, 2000